UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported:  September 3, 2009

GRYPHON GOLD CORPORATION (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-127635 (Commission File Number)	92-0185596 (IRS Employer Identification No.)

Suite 810 – 1130 West Pender Street Vancouver, British Columbia V6E 4A4 (Address of Principal Executive Offices) (Zip Code)

(604) 261-2229

(Registrant’s Telephone Number, including Area Code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

At the Company’s annual general meeting of shareholders of September 3, 2009, the Company’s Chief Executive Officer discussed the following with the Company’s shareholders:

The company is currently investigating potential financings to put its Borealis gold property into production. To begin construction this fall, prior to the onset of winter weather that might delay construction, the financing must be complete by the end of this October. To help meet this timeline, we have engaged a New York based investment banking firm. The firm is assisting in identifying and approaching the market with possible structures.

Based on work performed thus far, and based on our timing requirements, a convertible debt structure is our preference. This type of instrument could be placed with large institutional investors in a time frame that meets our requirements.

To facilitate the financing process we have called a special meeting. This was done as a separate meeting from the AGM because the items the company needs to deal with were not identified, and the pre feasibility study was not completed at the time the AGM materials needed to be mailed to shareholders. The Company is dealing with four items at the special meeting.

The Company’s CEO then described the details of the four items to be voted on at the special meeting of shareholders. The details of the these items are available in the Company’s proxy statement on Schedule 14A as filed on September 10, 2009.

Item 8.01. Other Events

Results of Annual General Meeting of Shareholders

On September 3, 2009, Gryphon Gold Corporation held its annual general meeting of shareholders at Borden Ladner Gervais, 1200 Waterfront Centre, 200 Burrard Street, Vancouver, British Columbia V7X 1T2 at 2:00PM. Shareholders representing 28,436,385 shares or 45.81% of the shares authorized to vote (62,069,565) were present in person or by proxy, representing a quorum for the purposes of the annual meeting. The shareholders approved the following:

Proposal #1 – Election of Directors

The election of the Nominees to the Company’s Board to serve until the Company’s 2010 Annual Meeting of Shareholders or until successors are duly elected and qualified:

Voted For	Withheld
John L. Key	28,343,236	93,159
Gerald W. Baughman	28,352,236	84,159
Marvin K. Kaiser	28,345,236	91,159
Donald W. Gentry	28,352,236	84,159
Terence J. Cryan	28,314,736	121,659

Proposal #2 To ratify the appointment of the Company’s Independent Registered Public Accounting Firm for the 2010 fiscal year	For	Against	Abstain
28,402,712	7,659	26,024

Proxies were solicited under the proxy statement filed with the Securities and Exchange Commission on July 27, 2009. Each nominee for director was elected, and each proposal was approved by the Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gryphon Gold Corporation
(Registrant)

Dated: September 11, 2009	By: /s/ Michael Longinotti
Michael Longinotti Chief Financial Officer